UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 27, 2006
PIKE ELECTRIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
100 Pike Way
Mount Airy, NC 27030
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (336) 789-2171
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Board of Directors of Pike Electric Corporation (the “Company”) appointed Mark P. Thomson, 40, as the Company’s Chief Information Officer and Vice President effective November 27, 2006. Mr. Thomson has served as Chief Information Officer for a number of companies, including the Indian Motorcycle Corporation, Integris Metals and DJJ Corp. He most recently served as a consultant for the HETT Group, in the areas of information and supply chain management.
     On November 20, 2006, the Company and Pike Electric, Inc., a subsidiary of the Company (“Pike Electric”), entered into an employment agreement (the “Employment Agreement”) with Mr. Thomson in connection with his appointment. Under the Employment Agreement, Mr. Thomson will serve as Chief Information Officer and will be paid a base salary of $325,000 per year, which the Board of Directors will review annually. Mr. Thomson will be granted options to purchase 30,000 shares of common stock of the Company (“Common Stock”), and will be granted 5,000 shares of restricted Common Stock. Such stock options will vest in equal amounts on December 1 of 2007, 2008, 2009, 2010 and 2011, and the restricted Common Stock will vest in a lump sum on November 27, 2011. Mr. Thomson also will be entitled to participate in the benefit plans available to senior employees of the Company. The Employment Agreement is terminable by either party at any time for any reason, subject to certain severance and other obligations, as set forth in the Employment Agreement.
     The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached as Exhibit 10.1, and is incorporated by reference herein. In addition, the Company issued a press release announcing Mr. Thomson’s appointment, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.
     There are no arrangements or understandings between Mr. Thomson and any other person pursuant to which he was selected as an officer of the Company, other than any arrangements or understandings with Board members or officers of the Company acting solely in their capacities as such. In addition, there are no family relationships between Mr. Thomson and any director or any other executive officer of the Company.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

10.1	Employment Agreement, dated November 27, 2006, by and between Mark P. Thomson, Pike Electric, Inc. and Pike Electric Corporation.

99.1	Press Release dated November 27, 2006, announcing the appointment of Mark P. Thomson

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: November 30, 2006	By:	/s/ James R. Fox

	Name:	James R. Fox
	Title:	Vice President & General Counsel

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
November 27, 2006	1-32582
PIKE ELECTRIC CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Employment Agreement, dated November 27, 2006, by and between Mark P. Thomson, Pike Electric, Inc. and Pike Electric Corporation.

99.1	Press Release dated November 27, 2006, announcing the appointment of Mark P. Thomson